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                                                                  EXHIBIT 10.72



                                FIFTH AMENDMENT
                         DATED AS OF SEPTEMBER 28, 2001
                                       TO
                           RECEIVABLES SALE AGREEMENT
                           DATED AS OF OCTOBER 1, 1999

     THIS AMENDMENT (the "Amendment"), dated as of September 28, 2001, is entered into among Ametek Receivables Corp. (the "Seller"), Ametek, Inc. (the "Initial Collection Agent"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Amsterdam, the Enhancer and the Liquidity Provider (the "Agent").


                                   WITNESSETH:

     WHEREAS, the Seller, Initial Collection Agent, Amsterdam, Enhancer, Liquidity Provider and Agent have heretofore executed and delivered a Receivables Sale Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

     WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

     Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

          (a) Section 5.1(e) of the Sale Agreement is hereby deleted and replaced with the following:

               (e) Furnishing Information and Inspection of Records. The Seller will furnish to the Agent and the Purchasers such information concerning the Receivables and the Related Security as the Agent or a Purchaser may reasonably request. The Seller will, and will cause each Originator to, permit, upon reasonable prior notice at any time during regular business hours, the Agent or any Purchaser (or any representatives thereof) (i) to examine and make copies of all Records, (ii) to visit the offices and properties of the Seller for the purpose of examining the Records and (iii) to discuss matters relating hereto with any of the Seller's or any Originator's officers, directors, employees or independent public
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          accountants having knowledge of such matters. Once a year, the Agent may have an independent public accounting firm conduct an audit of the Records or make test verifications of the Receivables and Collections.

          (b) The defined term "Eurodollar Rate" appearing in Schedule I of the Sale Agreement is hereby deleted and replaced with the following:

          "Eurodollar Rate" means, for any Tranche Period for a Eurodollar Tranche, the sum of (a) LIBOR for such Tranche Period plus (b)(i) for Investment of a Liquidity Provider, the amount specified in the Pricing Letter, or (ii) for Investment of the Enhancer, the amount specified in the Fee Letter plus (c) during the pendency of a Termination Event, 1.50% for Investment of a Liquidity Provider and 2.00% for Investment of the Enhancer.

          (c) The date "September 28, 2001" appearing in clause (d) of the defined term "Liquidity Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "November 30, 2001".

          (d) The percentage ".75%" appearing in clause (a)(ii) of the defined term "Prime Rate" appearing in Schedule I of the Sale Agreement is deleted and replaced with the percentage "1.75%".

          (e) The date "September 28, 2001" appearing in clause (c)(ii) of the defined term "Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "November 30, 2001".

     Section 2. This Amendment shall become effective on the date the Agent has received counterparts hereof executed by the Seller, Initial Collection Agent, each Purchaser and the Agent.

     Section 3.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and

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(d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

     Section 3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     Section 3.3. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 3.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                       ABN AMRO BANK N.V., as the Agent, as the
                                        Liquidity Provider and as the Enhancer


                                       By: /s/ Therese Gremley
                                          --------------------------------------
                                       Title: Vice President


                                       By: /s/ Kevin J. Hayes
                                          --------------------------------------
                                       Title: Vice President



                                       AMSTERDAM FUNDING CORPORATION


                                       By: /s/ Andrew L. Stidd
                                          --------------------------------------
                                       Title: President



                                       AMETEK RECEIVABLES CORP.


                                       By: /s/ Deirdre D. Saunders
                                          --------------------------------------
                                       Title: Treasurer


                                       AMETEK, INC.

                                       By: /s/ Deirdre D. Saunders
                                          --------------------------------------
                                       Title: Vice President & Treasurer